UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 28, 2008

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

 On August 28, 2008, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), issued a press release announcing the completion of its exchange of $395,000,000 of its 6.50% Series B Notes due 2018 that have been registered under the Securities Act of 1933 for $395,000,000 of 6.50% Series A Notes due 2018 that have not been registered under the Securities Act of 1933 and $400,000,000 of 7.50% Series B Notes due 2038 that have been registered under the Securities Act of 1933 for $400,000,000 of 7.50% Series A Notes due 2038 that have not been registered under the Securities Act of 1933.  Five Million and No/100 Dollars ($5,000,000) of the Partnership’s 6.50% Series A Notes due 2018 were not tendered for exchange in connection with the offer and remain outstanding.

The foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: August 28, 2008	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description
99.1	Press release of Enbridge Energy Partners, L.P. dated August 28, 2008 announcing the completion of exchange offers.